Exhibit 99.1
     H. C. Wainwright 20th Annual Global Investment ConferenceAoife Brennan, M.B., B.Ch., Interim President and CEO, & CMO  September 5, 2018  A Novel Class of Living Medicines  Synthetic BioticTM medicines to perform and deliver critical therapeutic functions to treat diseases throughout the body

 Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly Report on Form 10-Q filed with the SEC on August 9, 2018. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

# Synthetic Biotic™ Medicines:

## A Novel Class of Living Medicines



### Synthetic

- **Engineered** bacteria
- With **designed genetic circuits**
- To **degrade metabolites** that induce disease or **synthesize substances** to treat disease



### Biotic: *E. coli* Nissle as chassis:

- Widely-used **oral probiotic**
- **Leverage the safety** of probiotic
- Found within natural human **microbiome**
- **Amenable to genetic manipulation**

**Synthetic Biology + Bacteria =**
**Synthetic Biotic Medicine**

**Therapeutic** delivered locally to treat systemic diseases



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         Advantages of a Synthetic Biotic Approach: Unique Mechanisms to Treat Systemic Metabolic and Immune Dysfunction  Can program bacteria to execute an entire metabolic pathway multiple therapeutic functions with potencyand generate biomarkers of activitySwitches provide ability to control or “tune” functions Local delivery of therapeutic function is possible may reduce systemic toxicity Single strain has advantages for rapid understanding and deployment of the platform; and development of robust and reproducible manufacturing processes

# Synthetic Biotic Platform Breadth and Potential:
Initial Clinical Focus on Orphan Metabolic Diseases


Synthetic Biotic Platform
Rare Diseases
Metabolic Diseases
Immunomodulation
Inborn Errors of Metabolism
Liver and Obesity-related
Inflammatory Bowel Disease
On-going Partnership
Other Inflammation and Immunology
Immuno-Oncology (IO)
Internal Pipeline Focus
abbvie

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# Synthetic Biotic Platform Breadth and Potential:

## Current Pipeline



Lead Discovery
Lead Optimization
IND-Enabling Studies
Phase I
Phase II
Hyperammonemia - Urea Cycle Disorder
SYNB1020
Phenylketonuria
SYNB1618
Maple Syrup Urine Disease
Organic Acidemias
Hyperammonemia - Hepatic Encephalopathy
SYNB1020
Inflammatory Bowel Disease
abbvie
Immuno Oncology 1
Immuno Oncology 2
Immuno Oncology 3
Inborn Errors of Metabolism
Metabolic Disease
Immunomodulation

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# Initial Synthetic Biotic Programs:
## Designed to Evaluate Different Sites of Action

**Oral Administration**

***SYNB1618 for PKU:***

- Site of action = small intestine
- Other indications:
  - MSUD
  - IVA

***SYNB1020 for hyperammonemia:***

- Site of action = Colon
- Other indications:
  - PA
  - MMA



**Intra-tumoral Administration**

IO program: Site of action = “Cold” solid tumors

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# SYNB1020 for Hyperammonemia Indications:
## Urea Cycle Disorders (UCD) and Hepatic Encephalopathy (HE)

*Both diseases are characterized by systemic ammonia accumulation*



Ammonia
Urea cycle
Diminished/absent urea cycle activity
Liver Disease or UCD
Ammonia build up
(toxic levels)

### Urea Cycle Disorders

- **Genetic defects in Urea Cycle**
  - Deficiency in one of the six enzymes
  - Nitrogen accumulates as toxic ammonia → HE crisis
- **Patients:**
  - ~2,000 diagnosed in US; similar in EU
- **Treatment:**
  - Ammonia scavengers: buphenyl, Ravicti®
  - Low protein diet with amino acid supplements

- **Target Profile to Address Unmet Need:**
  - Maintain blood ammonia in normal range, avoid crisis
  - Protein liberalization: 50-100% more per day
  - Oral administration

### Hepatic Encephalopathy

- **Neuropsychiatric complication in patients with end-stage liver disease (cirrhosis or hepatitis)**
  - Liver dysfunction leads to ammonia accumulation
  - Toxic to brain, leading to HE crisis & hospitalization
- **Patients**:
  - 165,000 diagnosed overt patients in US
  - Up to 70% of cirrhotic patients characterized as covert
- **Treatment**:
  - Lactulose: laxative - significant side effects
  - Rifaximin reduction in overt HE recurrence

- **Target Profile to Address Unmet Need:**
  - Reduce episodes of hospitalization
  - Improve cognitive outcomes, QoL

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# SYNB1020 Mechanism of Action:

## Conversion of Toxic Ammonia into Beneficial Arginine for the Treatment of UCD and HE


Ammonia
/ $NH_4Cl$
SYNB1020
Urea
cycle
Arginine
Urea


Ammonia
Arginine
Glutamate
argE
argC
argB
argH
Metabolic Conversions
Arginine
argD
argF
argI
argG
carA
carB
FNR
FNR
argA[fbr]

*Probiotic bacteria: E. coli* Nissle

- Under normal conditions, **urea cycle metabolizes ammonia into urea**
- Where ammonia is not efficiently metabolized via urea cycle, **SYNB1020 provides an alternative mechanism**

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   SYNB1020 Preclinical Characterization:Potent and Efficacious Ammonia Reduction and Improved Survival      Potency in vitro    Arginine as biomarker of strain activity  Dose dependent survival and ammonia lowering in vivo  300  400  200  500  0  100  Vehicle  1010 HI  5x109  1x1010  1x109  Vehicle  1010 HI  5x109  1x1010  1x109   Blood ammonia (mg / dL)  Normalprotein  SYNB1020High-protein  Normalprotein  SYNB1020High-protein   Percent survival at 24h  UCD model  4.0  0.0  3.0  2.0  1.0  Nissle  SYNB1020  Time  Nissle  SYNB1020  Ammonia (mM)  L-arg (mmoles / 109 cells)  Time  P<0.0001  p<0.01  p<0.001  p<0.001

       Dose dependent steady-state SYNB1020 qPCR   Clinical Data SYNB1020 in Healthy Volunteers: Dose-Dependent Increase in SYNB1020 in Feces, Clearance on Cessation of Dosing  Steady-state qPCR copy number increases with increasing SYNB1020 dose  SYNB1020 clearance within 2 weeks following completion of dosing  SYNB1020 Clearance from Feces post-dosing

 Nitrate as a Biomarker for SYNB1020 Activity

# SYNB1020 Clinical Development:
## Next Steps: HE and UCD Patient Studies – HE study initiated

***We are pursuing HE and UCD Ph 1b/2a with the goal of obtaining proof of concept data for both indications***



2018
2019
Program
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Hepatic Encephalo-pathy
HE Ph 1b / 2a
Urea Cycle Disorder
UCD Ph 1b / 2a

### Hepatic Encephalopathy

- Study open, initiating multiple sites in the US
- **Phase 1b/2a**: Randomized, double-blind placebo-controlled
- **Primary outcome**: establish safety/tolerability in hepatic insufficiency - patients with cirrhosis and HE
- **Secondary outcome**: reduction of ammonia

### Urea Cycle Disorders

- **Demonstrate safety/tolerability** in adults with late onset UCD
- Initiate Phase 1b/2a at multiple metabolic clinical sites

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# SYNB1618 for Phenylketonuria (PKU):

## Goal: Managing Plasma Phe Levels to Enable Increased Intake of Natural Protein

- **PKU is a rare inherited amino acid metabolism disorder**
  - Causes build up of amino acid phenylalanine (Phe) in the body
  - Phenylalanine is found in all proteins
- **Diagnosed:** 16,500 in US, similar in EU5
  - If left untreated, symptoms include cognitive impairment, convulsions, behavior problems, skin rash
- **Treatment:**
  - Low protein diet (no meat, dairy, nuts, eggs)
  - Kuvan: PAH cofactor. 20-40% of patients
  - Palynziq: injectable, pegylated, bacterial enzyme (PAL) (Adults)

- **Target Profile to Address Unmet Need:**
  - Manage Phe: Currently < half adults at target (120 - 360 mmol / L, source: NPKUA)
  - Increase natural protein intake (less than 10g typically)
  - Oral dosing without systemic toxicity

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# SYNB1618 Mechanism of Action:
## Designed to Convert Toxic Phenylalanine to *trans*-cinnamic Acid


Amino acids from dietary proteins [Absorption and Recirculation]
Healthy
Phe
PKU
Phenylalanine Hydroxylase (PAH): converts Phe into Tyrosine
Tyrosine
Impaired PAH
Accumulation of Phe to toxic levels
SYNB1618
Manage Phe levels
Probiotic bacteria: E. Coli Nissle
Components of Synthetic Genetic Circuit
Phenylalanine
Hippuric acid (HA)
t-Cinnamic Acid (TCA)
PheP: High-Affinity Uptake
Phenylalanine
t-Cinnamic Acid
Metabolic Conversions
FNR
pheP
PAL3
AraC
LAAD
Phenylalanine
Phenylpyruvate (PP)

When Phe is not efficiently metabolized (PKU) **SYNB1618** provides an alternative mechanism

- **PAL3** - Produces **TCA** which is converted to **HA** in the liver and is excreted in urine
- **LAAD** – Produces (PP)

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     Preclinical data: Biomarkers demonstrate activity of SYNB1618 in mouse model of PKU and healthy NHPs  In vivo activity and efficacy of SYNB1618 in mouse model of (PKU) Pahenu2/enu2  Dose response and PD of SYNB1618 in healthy NHPs

# SYNB1618 in the Clinic: Safety

## Interim Analysis of Phase 1/2a SAD/MAD Study Healthy Volunteer Cohorts

- The study enrolled 56 healthy volunteers, all of whom received at least one dose of SYNB1618 or placebo. The subjects were predominantly male Caucasians and the age range of enrolled subjects was 18-62 years
- There were no treatment-related serious adverse events, no systemic toxicity or infections
- Treatment-emergent adverse events were either mild or moderate in severity, and reversible. Most AEs were GI-related
- All subjects cleared the bacteria. There was no evidence of colonization, and no subject required antibiotics
- Single dose MTD was defined as $2x10^{11}$ CFU. Doses above this level were associated with dose-limiting GI adverse events
- Based on pharmacodynamic data and tolerability profile a dose was identified for the second part of the study in PKU patients

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 SYNB1618 in the Clinic: Statistically significant dose-dependent activity of SYNB1618 in healthy volunteers

# SYNB1618 in the Clinic:

## Phase 1/2a SAD/MAD in Healthy Volunteers with Patient Cohort


2017
2018
2019
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
IND enabling studies
SAD / MAD HV
SD/MD Patient cohorts

- **Goal:** assess safety, tolerability and kinetics in healthy volunteers across a range of doses
  - Includes cohorts of SD/MD PKU patients
- **Interim read**: *trans*-Cinnamic acid and Hippuric acid production in healthy volunteers
- **Study duration**: ~12 months

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# Synthetic Biotic Medicines:
## Applicability Beyond Rare Disease Across Multiple Pathways



Inflammation
Immuno Oncology
Amino Acid Metabolism
Branched Chain AAs
Trp, Kyn, indoles,
Serotonin,
Melatonin
Arginine
Phenylalanine
Metabolic
Neurology
Inflammation
Immuno Oncology
Neurology
Proteins and Peptides
IL2, IL12, IL15, IL22,IL10
IFN, TNF, CXCL10,
CD40L, hyaluronidase
GLP1, GLP2
Short Chain Fatty Acids:
Butyrate
Acetate
Propionate
Inflammation
Metabolic
Neurology
20 Issued/Allowed Patents
55 Patent Families
154 Patent Applications
Immuno Oncology
scFv Display
Anti-PD1
Anti-CD47
Multiple MoAs in ONE Synthetic Biotic Medicine
Combination therapy in a single NME
Degradation of Toxic Metabolites:
Ammonia
Nucleotides
Metabolic
Neurology

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 Synlogic Vision for Immuno-Oncology: Living Medicines to Turn a “Cold” Tumor “Hot”        Dendritic Cells  T Cells      Tumor antigen-specific, systemic T cell immunity  Synthetic Biotic therapyImmune Initiator (innate) + Immune Sustainer (adaptive)  Non-inflamed “cold” tumor    Inflamed “hot” tumor

 Synlogic Vision for Immuno-Oncology: Living Medicines with High Response Rates and Abscopal Effect as Single Agents      Immune Initiator  Immune Sustainer  Concept: 1 Single Drug  Antigen Release, Immune Activation & Priming  Immune Augmentation & T Cell Expansion  2 mechanistic modules

 Design of Initiator SYN-STING and Sustainer SYN-Kyn

   Initiator (STING) Module Characterization: STING Agonist Producer with Anti-tumor Activity as Single Agent  (B16F10)    Dose-dependent inhibition of tumor growth (A20)

 Sustainer (Kyn) Module Characterization : Consumes Kynurenine - Arrests Tumor Growth in Combination; Increased Response Rates as Triple Combo    Kyn-consuming strain reprograms the tumor microenvironment by depleting kynurenine  Time (hr)  Kyn (mM)  Tumor PD  Naive  SYN  SYN-KYN            0  2  4  7  2  1  6  8                0.0  0.2  0.4  0.6  0.8              2  4  6  8                                                                                            Metabolite reprogramming in the TME, early T cell activation and reversal of T cell exhaustion drive tumor rejections                  0  5  10  15  20  25              0  500  1000  1500  2000                          Day on Stud  y  T  u  m  o  r     V  o  l  u  m  e     (  m  m  3  )  Responders  0%    Control            0  10  20  30              0  500  1000  1500  2000                          Day on Stud  y  T  u  m  o  r     V  o  l  u  m  e     (  m  m  3  )                0  10  20  30              0  500  1000  1500  2000                          Day on Stud  y  T  u  m  o  r     V  o  l  u  m  e     (  m  m  3  )            0  10  20  30              0  500  1000  1500  2000                Day on Stud  y  T  u  m  o  r     V  o  l  u  m  e     (  m  m  3  )  SYN/ PD-  1  /      CTLA4   SYN-Kyn/ PD-  1  /      CTLA4       25%      Responders  25%    Responders  71%           PD-  1  /      CTLA4     Responders

   Synlogic Development Pipeline:Programs’ Timelines Summary          2018  2019  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4   SD/MD Patient Cohort  HE Ph 1b / 2a  IND enabling studies  UCD Ph 1b / 2a   PKU  Program   IO  UCD  HE                SAD/MAD HV

# Synlogic Synthetic Biotic Platform:
## Bringing Rational Drug Development to the Microbiome

### Build Potency

**Rational design:**

- Synthetic biology tools applied
- Engineer potency
- Exceed endogenous bacterial activity

### Apply Pharmacological Principles

**Pharmacologically tractable:**

- Non-colonizing
- Measurable dose-response

### Develop Reliable Manufacturing

**GMP manufacturing:**

- Single strain
- Reproducible yield
- Formulation & delivery
- Control switches
- Portfolio applicability

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